UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                September 7, 2009
                Date of report (Date of earliest event reported)


                           Kryptic Entertainment Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

        000-52374                                           83-0510954
(Commission File Number)                       (IRS Employer Identification No.)

Suite 208, 800 N. Rainbow Blvd. Las Vegas, NV                 89107
  (Address of Principal Executive Offices)                  (Zip Code)

                                  702-948-5013
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On 09/07/2009, we dismissed Seale and Beers, CPAs ("Seale") as our independent registered public accounting firm. We engaged a new independent registered public accounting firm, Alan Weinberg CPA ("Weinberg") on 09/07/2009. Pursuant to Item 304(a) of Regulation S-K under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, we report as follows:

(a)(i) Seale was dismissed as our independent registered public accounting firm effective on 09/07/2009

          (ii) Seale has been our auditors since August 6, 2009 and Seale has not filed any reports on our financial statements and therefore did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

          (iii) The termination of Seale and engagement of Weinberg was approved by our board of directors.

          (iv) We and Seale did not have any disagreements with regard to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for the audited financials and subsequent interim period through the date of dismissal, which disagreements, if not resolved to the satisfaction of Seale, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

          (v) During the period from August 6, 2009 through the date of dismissal, we did not experience any reportable events.

          On 9/07/2009, we engaged Weinberg to be our independent registered public accounting firm.

(b)(i) Prior to engaging Weinberg, we had not consulted Weinberg regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on our financial statements or a reportable event, nor did we consult with Weinberg regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

          (ii) We did not have any disagreements with Seale and therefore did not discuss any past disagreements with Seale.

(c) We have requested Seale to furnish us with a letter addressed to the SEC stating whether Seale agrees with the statements made by us regarding Seale.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     No.                 Exhibit
     ---                 -------

    16.1    Letter from Seale & Beers CPA's

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2009


By: /s/ John Lagourgue
   ------------------------------
Name:  John Lagourgue
Title: President and Director



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